Exhibit 10.1
Execution Version

3,000,000 SHARES
POST HOLDINGS, INC.
2.5% SERIES C CUMULATIVE PERPETUAL CONVERTIBLE PREFERRED STOCK

PURCHASE AGREEMENT

December 10, 2013

BARCLAYS CAPITAL INC.
GOLDMAN, SACHS & CO.
As Representatives of the several
Initial Purchasers named in Schedule I attached hereto,

c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

and
c/o Goldman, Sachs & Co.
200 West Street,
New York, New York 10282-2198

Ladies and Gentlemen:
Post Holdings, Inc., a Missouri corporation (the “Company”), subject to the terms and conditions stated in this Purchase Agreement (this “Agreement”), proposes to issue and sell 3,000,000 shares of its 2.5% Series C Cumulative Perpetual Convertible Preferred Stock, $0.01 par value, Liquidation Preference, $100 per Share (the “Firm Securities”) to the persons listed in Schedule I hereto (the “Initial Purchasers”) for whom you are acting as representatives (the “Representatives”). The Company also proposes to issue and sell to the Initial Purchasers up to an additional 450,000 shares of its 2.5% Series C Cumulative Perpetual Convertible Preferred Stock, $0.01 par value, Liquidation Preference, $100 per Share (the “Additional Securities”), if and to the extent that you, as Representatives, shall have determined to exercise, on behalf of the Initial Purchasers, the right to purchase such shares of preferred stock granted to the Initial Purchasers in Section 3 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the “Securities.” Each such Initial Purchaser proposes to purchase from the Company the number of Firm Securities indicated for each such Initial Purchaser in Schedule I hereto. The Securities will be convertible into shares of the Company’s Common Stock, $.01 par value (the “Underlying Securities”). This Agreement is to confirm the agreement concerning the purchase of the Securities from the Company by the Initial Purchasers.

As used herein, the “Post cereals business” refers to the branded ready-to-eat cereal products business which, prior to its separation in a spin-off transaction consummated on February 3, 2012, comprised the operations of the Company.
1.Purchase and Resale of the Securities. The Securities and the Underlying Securities will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption pursuant to Section 4(a)(2) under the Securities Act therefrom. The Company has prepared a preliminary confidential offering memorandum, dated December 9, 2013 (the “Preliminary Offering Memorandum”), a pricing term sheet substantially in the form attached hereto as Schedule II (the “Pricing Term Sheet”) setting forth the terms of the Securities omitted from the Preliminary Offering Memorandum and a confidential Offering Memorandum, dated December 10, 2013 (the “Offering Memorandum”), setting forth information regarding the Company, and the Securities. The Preliminary Offering Memorandum, as supplemented and amended as of the Applicable Time (as defined below), together with the Pricing Term Sheet and any of the documents listed on Schedule III(A) hereto are collectively referred to as the “Pricing Disclosure Package”. For avoidance of doubt, the Pricing Disclosure Package does not include any Free Writing Offering Document (as defined below) listed on Schedule III(B). The Company hereby confirms that it has authorized the use of the Pricing Disclosure Package and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers. “Applicable Time” means 5:00 p.m. (New York City time) on the date of this Agreement.
Except as otherwise indicated herein, any reference to the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum shall be deemed to refer to and include the Company’s most recent Annual Report on Form 10-K and all subsequent documents filed (but not furnished) with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or prior to the date of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, as the case may be, and which are incorporated by reference therein. Any reference to the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include any documents filed (but not furnished) with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, and prior to such specified date. All documents filed under the Exchange Act and incorporated by reference into the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports”. Except as otherwise indicated herein, all references to information or documents that are “included in”, “appear in”, or are “a part of” the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, include the Exchange Act Reports.
You have advised the Company that you will offer and resell (the “Exempt Resales”) the Securities purchased by you hereunder on the terms set forth in each of the Pricing Disclosure Package and the Offering Memorandum, as amended or supplemented, solely to persons whom you reasonably believe to be “qualified institutional buyers” (“QIBs”) as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

2.    Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees as follows:
(a)    When the Securities are issued and delivered pursuant to this Agreement, such Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system, and the Securities otherwise satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.
(b)    Assuming the accuracy of your representations and warranties in Section 3 and compliance with your agreements set forth therein, the purchase and resale of the Securities by the Initial Purchasers pursuant to and in the manner contemplated by this Agreement (including pursuant to the Exempt Resales) are exempt from the registration requirements of the Securities Act.
(c)    No form of general solicitation or general advertising within the meaning of Regulation D under the Securities Act (“Regulation D”) (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was conducted by the Company, any of its respective affiliates or any of its respective representatives (other than you or your affiliates, as to whom the Company makes no representation) in connection with the offer and sale of the Securities or the Underlying Securities.
(d)    Each of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, each as of its respective date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.
(e)    Neither the Company nor any other person acting on behalf of the Company has sold or issued any securities that would be integrated with the offering of the Securities contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the SEC.
(f)    The Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum have been prepared by the Company for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

(g)    The Offering Memorandum will not, as of its date or as amended or supplemented as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).
(h)    The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).
(i)    The Company has not made any offer to sell or solicitation of an offer to buy the Securities that would constitute a “free writing prospectus” (if the offering of the Securities was made pursuant to a registered offering under the Securities Act), as defined in Rule 405, including any electronic roadshows, under the Securities Act (a “Free Writing Offering Document”) without the prior consent of the Representatives; any such Free Writing Offering Document the use of which has been previously consented to by the Initial Purchasers is listed on Schedule III(B).
(j)    Each Free Writing Offering Document listed in Schedule III(B) hereto, when taken together with the Pricing Disclosure Package, did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Free Writing Offering Document listed in Schedule III(B) hereto in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).
(k)    The Exchange Act Reports, when they were filed or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the SEC thereunder and did not and will not, when filed with the Commission, contain an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(l)    The Company and each of its subsidiaries has been duly organized, is validly existing and in good standing as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, stockholders’ equity, properties, business or prospects of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”). Each of the Company and its subsidiaries has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries set forth on Schedule IV hereto.
(m)    The Company has an authorized capitalization as set forth in each of the Pricing Disclosure Package and the Offering Memorandum (except for subsequent issuances of capital stock, if any, pursuant to employee benefit plans described in the Pricing Disclosure Package and the Offering Memorandum), and all of the issued shares of capital stock of the Company as of the Closing Date have been duly authorized and validly issued and are fully paid and non-assessable. All of the issued shares of capital stock or other ownership interests of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and (except as set forth in each of the Pricing Disclosure Package and the Offering Memorandum) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(n)    The Certificate of Designation (the “Certificate”) creating the Securities, the proposed form of which has been furnished to you, will have been duly filed with the Secretary of State of Missouri and with all other offices where such filing is required, on or before the Closing Date.
(o)    The Securities have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement and the Certificate and the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles”), will be validly issued, fully paid and non-assessable, and the issuance of such Securities will not be subject to any preemptive or similar rights. The Securities will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.
(p)    The Company has duly authorized and reserved the maximum number of shares of Underlying Securities issuable upon conversion of the Securities (including the maximum number of shares of Common Stock that may be issued upon conversion of the Securities in connection with a fundamental change) (the “Maximum Number of Underlying Securities”) as of the date the Securities are initially issued, and, when issued upon conversion of the Securities in accordance with the terms of the Securities, such Maximum Number of Underlying Securities will be validly issued, fully paid and non assessable, and the issuance of the Maximum Number of Underlying Securities will not be subject to any preemptive or similar rights.
(q)    The Company has all requisite corporate or limited liability power and authority, as applicable, to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company.

(r)    The execution, delivery and performance by the Company of this Agreement and the Securities, the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum and the consummation by the Company of the transactions contemplated hereby and thereby, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of any of the Company or its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which any of the Company or its subsidiaries is a party or by which any of the Company or its subsidiaries is bound or to which any of the property or assets of any of the Company or its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of any of the Company or its subsidiaries, or (iii) assuming the accuracy of the Initial Purchasers’ representations and warranties in Section 3 and compliance with their agreements contained therein, result in any violation by the Company or its subsidiaries of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over any of the Company or its subsidiaries or any of their properties or assets, except, with respect to clauses (i) and (iii), conflicts or violations that would not reasonably be expected to have a Material Adverse Effect.
(s)    Assuming the accuracy of the Initial Purchasers’ representations and warranties in Section 3 and compliance with their agreements contained therein, no consent, approval, authorization or order of, or filing, registration or qualification with any court or governmental agency or body having jurisdiction over any of the Company or its subsidiaries or any of their properties or assets is required for the issue and sale of the Securities, the execution, delivery and performance by the Company of this Agreement, the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum and the consummation by the Company of the transactions contemplated hereby, except for such consents, approvals, authorizations, orders, filings, registrations or qualifications (x) as may be required under state securities or Blue Sky laws or foreign laws in connection with the purchase and distribution of the Securities by the Initial Purchasers, (y) with respect to the approval of the supplemental listing application with the New York Stock Exchange or (z) as have been obtained or made and are in full force and effect.
(t)    The historical financial statements (including the related notes and supporting schedules) included in the Pricing Disclosure Package and the Offering Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the Company or the Post cereals business, as applicable, at the dates and for the periods indicated, and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved. The interactive data in eXtensible Business Reporting Language included in the Pricing Disclosure Package and the Offering Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.
(u)    PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company, whose report appears in the Pricing Disclosure Package and the Offering Memorandum and who have delivered the initial letter referred to in Section 7(e) hereof, are independent registered public accountants as required by the Securities Act and the rules and regulations thereunder and the rules and regulations of the Public Company Accounting Oversight Board (the “PCAOB”).

(v)    The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary (A) to permit preparation of the financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements and (B) to maintain accountability for assets, (iii) access to the assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the interactive data in eXtensible Business Reporting Language included in the Pricing Disclosure Package and the Offering Memorandum fairly presents the information called for in all material respects and is prepared in accordance with the Commission's rules and guidelines applicable thereto. As of the time the Company filed its annual report with the SEC for the prior fiscal year, the Company maintained a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complied in all material respects with the requirements of the Exchange Act applicable to the Company. As of the date of the most recent balance sheet of the Company reviewed or audited by PricewaterhouseCoopers LLP, there were no material weaknesses in the Company’s internal control over financial reporting.
(w)    (i) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is (A) recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms and (B) accumulated and communicated to the Company’s management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure to be made and (iii) to the Company’s knowledge, such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.
(x)    Since the date of the most recent balance sheet of the Company reviewed or audited by PricewaterhouseCoopers LLP, the Company has not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal controls, that could adversely affect the ability of the Company or its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries.
(y)    The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies and Estimates” included in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum accurately describes in all material respects (i) the accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments; (ii) the judgments and uncertainties affecting the application of critical accounting policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof, in each case to the extent the same would be required to be described in a registration statement filed under the Securities Act.

(z)    There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply, in all material respects, with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.
(aa)    Since the date of the latest audited financial statements included in the Pricing Disclosure Package and the Offering Memorandum, none of the Company or its subsidiaries has (i) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or court or governmental action, order or decree, (ii) issued or granted any securities (other than the Securities and the Underlying Securities contemplated hereby), (iii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iv) entered into any material transaction not in the ordinary course of business, (v) declared or paid any dividend on its capital stock, and (vi) since such date, there has not been any change in the capital stock or limited liability interests (other than the Securities and the Underlying Securities contemplated hereby), as applicable, or long-term debt of any of the Company or its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company or its subsidiaries, taken as a whole, in each case except (a) as described in the Pricing Disclosure Package and the Offering Memorandum or (b) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(bb)    Each of the Company and its subsidiaries has good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case, free and clear of all liens, encumbrances and defects, except (i) such liens, encumbrances and defects as are described in the Pricing Disclosure Package and the Offering Memorandum, (ii) such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or its subsidiaries and (iii) such liens, encumbrances and defects as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Company and its subsidiaries.
(cc)    Each of the Company and its subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Pricing Disclosure Package and the Offering Memorandum, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and each of its subsidiaries have fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that would not reasonably be expected to have a Material Adverse Effect. Neither the Company, nor any of its subsidiaries has received notice of any revocation or modification of any such Permits or has any reason to believe that any such Permits will not be renewed in the ordinary course, except where such event would not reasonably be expected to have a Material Adverse Effect.

(dd)    Except as described in the Pricing Disclosure Package and the Offering Memorandum, the Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses (except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), the conduct of their respective businesses will not conflict with, and have not received any notice of any claim of conflict with, any such rights of others that would reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.
(ee)    Except as described in the Pricing Disclosure Package and the Offering Memorandum, there are no legal or governmental proceedings pending to which any of the Company and its subsidiaries is a party or of which any property or assets of the Company and its subsidiaries is the subject that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance by the Company of this Agreement, the Certificate or the consummation of any of the transactions contemplated hereby. To the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.
(ff)    The statements made in the Pricing Disclosure Package and the Offering Memorandum, insofar as they purport to constitute summaries of the terms of the contracts and other documents that are so described, constitute accurate summaries of the terms of such contracts and documents in all material respects.
(gg)    The Company and its subsidiaries carry insurance, or are covered by insurance carried by other persons, from insurers of recognized financial responsibility in such amounts and covering such risks as is customary for companies engaged in similar businesses in similar industries. All such policies of insurance are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies in all material respects; and none of the Company or its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no claims by the Company or its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and the Company does not have any reason to believe that any of the Company or its subsidiaries will not continue to be insured under a renewal of their existing insurance coverage when such coverage expires or be able to obtain similar coverage from similar insurers, in each case other than as would not reasonably be expected to have a Material Adverse Effect.

(hh)    No transaction, direct or indirect, that would be required to be described in a registration statement of the Company pursuant to Item 404 of Regulation S-K, exists between or among any of the Company and its subsidiaries, on the one hand, and any related person (as such term is defined in Item 404 of Regulation S-K), on the other hand, that has not been described in the Pricing Disclosure Package and the Offering Memorandum.
(ii)    No labor disturbance by or dispute with the employees of any of the Company or its subsidiaries exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect.
(jj)    None of the Company or its subsidiaries (i) is in violation of its charter or by-laws (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(kk)    The Company and its subsidiaries (i) are and, to the knowledge of the Company, in the five years immediately prior hereto were, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to the use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of, or exposure to, hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all Permits required by or issued pursuant to Environmental Laws to conduct their respective businesses in the manner described in the Pricing Disclosure Package and the Offering Memorandum, and (ii) have not received written notice or do not otherwise have knowledge (I) of any actual or alleged violation of Environmental Laws, or (II) of any actual or potential liability for the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except (A) in the case of clause (i) or (ii) where such non-compliance, violation or liability would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (B) as described in the Pricing Disclosure Package and the Offering Memorandum. Except as described in the Pricing Disclosure Package and the Offering Memorandum, (x) there are no proceedings that are pending or, to the knowledge of the Company, threatened (in writing or known by an officer of the Company to be threatened), or contemplated against the Company or its subsidiaries under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, and (y) the Company is not aware of any liabilities under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company or its subsidiaries.

(ll)    Each of the Company and its subsidiaries has filed all federal, state, local and foreign tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no tax deficiency has been determined adversely to any of the Company or its subsidiaries, nor does the Company have any knowledge of any tax deficiencies that have been, or would reasonably be expected to be asserted against any of the Company or its subsidiaries, that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(mm)    (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance in all material respects with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) to the knowledge of the Company, no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (A) no material “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (B) there has been no failure to satisfy the minimum funding standard of Sections 302 and 303 of ERISA or Sections 412 and 430 of the Code (whether or not waived in accordance with Section 412(c) of the Code or Section 302(c) of ERISA) and no failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Plan or the failure to make any required contribution to a “multiemployer plan” within the meaning of Section 4001(c)(3) of ERISA (“Multiemployer Plan”), (C) present value of the aggregate benefit liabilities under such Plan (determined as of the end of the most recent plan year on the basis of the actuarial assumptions specified for funding purposes in the most recent actuarial valuation for such Plan) did not exceed the aggregate current fair market value of the assets of such Plan by more than $5.0 million), (D) neither the Company or any member of its Controlled Group has incurred, or reasonably expects to incur, any material liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a Multiemployer Plan); and (iv) each Plan intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service, and nothing has occurred that would prevent or cause the loss of such tax-qualified status.

(nn)    Except as described in the Pricing Disclosure Package and the Offering Memorandum and except where such restrictions would not reasonably be expected to have a Material Adverse Effect, no subsidiary of the Company will be prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company.
(oo)    The statistical and market-related data included in the Pricing Disclosure Package and the Offering Memorandum and the consolidated financial statements of the Post cereals business included in the Pricing Disclosure Package and the Offering Memorandum are based on or derived from sources that the Company believes to be reliable in all material respects.
(pp)    Neither the Company is, nor after giving effect to the offer and sale of the Notes and the application of the proceeds therefrom as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Circular, will be, an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.
(qq)    The statements set forth in each of the Pricing Disclosure Package and the Offering Memorandum under the caption “Description of the Convertible Preferred Stock,” and ““Description of Capital Stock” insofar as they purport to constitute a summary of the terms of the Securities and its capital stock, and under the captions “Risk Factors—We may have a significant indemnity obligation to Ralcorp if the separation and/or certain related transactions are treated as a taxable transaction,” “Risk Factors—The tax rules applicable to the separation and our indemnification obligations contained in the Tax Allocation Agreement may restrict us from taking certain actions, engaging in certain corporate transactions or from raising equity capital beyond certain thresholds for a period of time after the separation,” “Material United States Federal Income Tax Considerations” and “Plan of Distribution”, insofar as they purport to summarize the provisions of the laws and documents referred to therein, are accurate summaries in all material respects.
(rr)    Except as described in the Pricing Disclosure Package and the Offering Memorandum, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any registration statement filed by the Company under the Securities Act.
(ss)    The Company is not a party to any contract, agreement or understanding with any person (other than this Agreement) that could give rise to a valid claim against any of them or the Initial Purchasers for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(tt)    The Company and its affiliates have not taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities.
(uu)    The Company has not taken any action or omitted to take any action without the prior consent of the Representatives (such as issuing any press release relating to any Securities without an appropriate legend) which may result in the loss by any of the Initial Purchasers of the ability to rely on any stabilization safe harbor provided by the Financial Services Authority under the Financial Services and Markets Act 2000 (the “FSMA”).
(vv)    None of the Company or its subsidiaries, nor to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of any of the Company or its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
(ww)    The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Company or its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
(xx)    None of the Company or its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of any of the Company or its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is subject of Sanctions; and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, advisor, investor or otherwise) of Sanctions.
(yy)    No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in any of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(zz)    To the Company’s knowledge, the representations and warranties of (i) Viterra Inc. in that certain Stock Purchase Agreement, dated September 15, 2013, between the Company and Viterra Inc. (together with the schedules and exhibits thereto, the “Viterra Acquisition Agreement”), (ii) the Vendors (as defined in the Golden Boy Acquisition Agreement) in that certain Share Purchase Agreement, dated December 7, 2013 (together with the schedules and exhibits thereto, the “Golden Boy Acquisition Agreement”) and (iii) the Sellers (as defined in the Dymatize Acquisition Agreement) in that certain Securities Purchase Agreement, dated December 8, 2013 (together with the schedules and exhibits thereto, the “Dymatize Acquisition Agreement”, and together with the Viterra Acquisition Agreement and the Golden Boy Acquisition Agreement, the “Acquisition Agreements”), in each case, are true and correct in all respects as of the date hereof, subject to the qualifications thereto set forth in each of the Acquisition Agreements. The Acquisition Agreements are in full force and effect as of the date hereof.
(aaa)    The Company is in compliance with the requirements of The New York Stock Exchange for continued listing of the Common Stock thereon. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on The New York Stock Exchange, nor has the Company received any notification that the Commission or The New York Stock Exchange is currently contemplating terminating such registration or listing. The transactions contemplated by this Agreement will not contravene the rules and regulations of The New York Stock Exchange. The Company will comply with all requirements of The New York Stock Exchange with respect to the issuance of the Securities and the Underlying Securities.
Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty made in the name and on behalf of the Company and not in such officer’s individual capacity, jointly and severally, as to matters covered thereby, to each Initial Purchaser.
3.    Purchase of the Securities by the Initial Purchasers; Agreement to Sell, Purchase and Resell.
(a)    The Company hereby agrees, on the basis of the representations, warranties, covenants and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each of the Initial Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of $97.00 per share (the “Purchase Price”) plus accrued dividends, if any, to the Closing Date, the respective numbers of Firm Securities set forth in Schedule I hereto opposite its name. The Company shall not be obligated to deliver any of the securities to be delivered hereunder except upon payment for all of the securities to be purchased as provided herein.

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchasers the Additional Securities, and the Initial Purchasers shall have the right to purchase, severally and not jointly, up to 450,000 Additional Securities at the Purchase Price, provided, however, that the amount paid by the Initial Purchasers for any Additional Securities shall be reduced by an amount per share equal to any dividends declared by the Company and payable on the Firm Securities but not payable on such Additional Securities plus accrued dividends, if any, to the date of payment and delivery. You may exercise this right on behalf of the Initial Purchasers in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Securities to be purchased by the Initial Purchasers and the date on which such Additional Securities are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Securities nor later than ten business days after the date of such notice. On each day, if any, that Additional Securities are to be purchased (an “Option Closing Date”), each Initial Purchaser agrees, severally and not jointly, to purchase the number of Additional Securities (subject to such adjustments to eliminate fractional Securities as you may determine) that bears the same proportion to the total number of Additional Securities to be purchased on such Option Closing Date as the number of Firm Securities set forth in Schedule I opposite the name of such Initial Purchaser bears to the total number of Firm Securities.
(b)    Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to, and agrees with, the Company that it will not offer the Securities for sale except upon the terms and conditions set forth in this Agreement and in the Pricing Disclosure Package. Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to, and agrees with, the Company, on the basis of the representations, warranties and agreements of the Company, that such Initial Purchaser: (i) is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Securities; (ii) is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act; (iii) in connection with the Exempt Resales, will solicit offers to buy the Securities only from, and will offer to sell the Securities only to, the QIBs in accordance with this Agreement and on the terms contemplated by the Pricing Disclosure Package; and (iv) will not offer or sell the Securities, nor has it offered or sold the Securities by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) and will not engage in any directed selling efforts within the meaning of Rule 902 under the Securities Act, in connection with the offering of the Securities. The Initial Purchasers have advised the Company that they will offer the Securities to QIBs at a price initially equal to $100 per share, plus accrued dividends, if any, to the Closing Date. Such price may be changed by the Initial Purchasers at any time without notice.
(c)    Each of the Initial Purchasers, severally and not jointly, represents and warrants to the Company that:

(i)    it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company;
(ii)    it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and
(iii)    in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), it has not made and will not make an offer of the Securities to the public in that Relevant Member State other than:

(A)	to any legal entity which is a qualified investor as defined in the Prospectus Directive;

(B)
to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive subject to obtaining the prior consent of the relevant dealer or dealers nominated by us for any such offer; or

(C)	in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of Securities shall require the Company or any Initial Purchaser to publish a prospectus pursuant to Article 3 of the Prospectus Directive.
For the purposes of this representation, the expression an “offer of Securities to the public” in relation to any Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe for the Securities, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State, the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member State), and includes any relevant implementing measure in the Relevant Member State and the expression “2010 PD Amending Directive” means Directive 2010/73/EU.

(d)    The Initial Purchasers have not nor, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Securities, will not, use, authorize use of, refer to or distribute any material in connection with the offering and sale of the Securities other than (i) the Preliminary Offering Memorandum, the Pricing Disclosure Package, the Offering Memorandum, (ii) any written communication that contains either (a) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (b) “issuer information” that was included in the Preliminary Offering Memorandum, Pricing Disclosure Package, the Offering Memorandum or any Free Writing Offering Document listed on Schedule III hereto, (iii) the Free Writing Offering Documents listed on Schedule III hereto, (iv) any written communication prepared by such Initial Purchaser and approved by the Company in writing, or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum.
(e)    Each of the Initial Purchasers hereby acknowledges that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities and the Underlying Securities issuable upon conversion shall bear legends substantially in the forms as set forth in the “Notice to Investors” section of the Pricing Disclosure Package and Offering Memorandum (along with such other legends as the Company and its counsel deem necessary).
Each of the Initial Purchasers understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(b) and 7(d) hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and the Initial Purchasers hereby consent to such reliance.
4.    Delivery of the Securities and Payment Therefor. Delivery to the Initial Purchasers of and payment for the Securities shall be made at the office of Latham & Watkins LLP, at 10:00 A.M., New York City time, on December 16, 2013 (the “Closing Date”). The place of closing for the Securities and the Closing Date may be varied by agreement between the Initial Purchasers and the Company.
Payment for any Additional Securities shall be made to the Company in New York City against delivery of such Additional Securities for the respective accounts of the several Initial Purchasers at 10:00 A.M., New York City time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date.
The Securities will be delivered to the Initial Purchasers, or the transfer agent as custodian for The Depository Trust Company (“DTC”), against payment by or on behalf of the Initial Purchasers of the Purchase Price therefor plus accrued dividends, if any, to the date of payment and delivery, by wire transfer in immediately available funds, by causing DTC to credit the Securities to the account of the Initial Purchasers at DTC. The Securities will be evidenced by one or more global securities in definitive form (the “Global Securities”) and will be registered in the name of Cede & Co. as nominee of DTC. The Securities to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 10:00 A.M., New York City time, on the business day next preceding the Closing Date or the applicable Option Closing Date, as the case may be.

5.    Agreements of the Company. The Company agrees with each of the Initial Purchasers as follows:
(a)    The Company will furnish to the Initial Purchasers, without charge, within three business days of the date of the Offering Memorandum, such number of copies of the Offering Memorandum as may then be amended or supplemented as they may reasonably request.
(b)    The Company will prepare the Offering Memorandum in a form approved by the Initial Purchasers and will not make any amendment or supplement to the Pricing Disclosure Package or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object in a timely manner after being so advised.
(c)    Subject to Section 5(f), the Company consents to the use of the Pricing Disclosure Package and the Offering Memorandum by the Initial Purchasers in accordance with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the Initial Purchasers and by all dealers to whom Securities may be sold, in connection with the offering and sale of the Securities.
(d)    If, at any time prior to completion of the distribution of the Securities by the Initial Purchasers to QIBs, any event occurs or information becomes known that, in the judgment of the Company or in the reasonable opinion of counsel for the Initial Purchasers, should be set forth in the Pricing Disclosure Package or the Offering Memorandum so that the Pricing Disclosure Package or the Offering Memorandum, as then amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Pricing Disclosure Package or the Offering Memorandum in order to comply with any law, the Company will, subject to Section 5(b), forthwith prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchasers and dealers a reasonable number of copies thereof.
(e)    The Company will not make any offer to sell or solicitation of an offer to buy the Securities that would constitute a Free Writing Offering Document without the prior consent of the Representatives, which consent shall not be unreasonably withheld or delayed. If at any time following issuance of a Free Writing Offering Document any event occurred or occurs as a result of which such Free Writing Offering Document conflicts with the information in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or, when taken together with the information in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, as promptly as practicable after becoming aware thereof, the Company will give notice thereof to the Initial Purchasers through the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Initial Purchaser a Free Writing Offering Document or other document which will correct such conflict, statement or omission.

(f)    Promptly from time to time to take such action as the Initial Purchasers may reasonably request to qualify the Securities for offering and sale (including to obtain exemption from any registration requirement) under the securities or Blue Sky laws of such jurisdictions in the United States as the Initial Purchasers may request (and in such foreign jurisdictions as the parties may mutually agree) and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.
The Company also agrees that, without the prior written consent of Representatives on behalf of the Initial Purchasers, it will not, during the period ending 90 days after the date of the Final Memorandum (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of common stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of the Securities under this Agreement, (b) the issuance by the Company of any shares of common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, (c) any grants under the Company’s equity or stock plans in accordance with the terms of such plans as described in the Pricing Disclosure Package, as such plans may be amended, (d) common stock or rights to receive common stock (including securities convertible into or exercisable or exchangeable for common stock) issued or contemplated to be issued in connection with an acquisition or with a strategic or minority investment transaction; provided that (i) the aggregate number of shares of common stock issued or issuable upon exchange or conversion of any securities convertible into or exchangeable for common stock under clause (d) during the 90-day restricted period shall not exceed 15.0% of the total number of shares of common stock issued and outstanding as of the date of such acquisition or strategic or minority investment transaction, as the case may be, and (ii) any recipient of such common stock or rights to receive common stock (including securities convertible into or exercisable or exchangeable for common stock) shall have executed and delivered to the Representatives a lock-up letter in the form of Exhibit B hereto or (e) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of common stock, provided that (i) such plan does not provide for the transfer of common stock during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Restricted Period.
The Company also agrees that, without the prior written consent of Representatives on behalf of the Initial Purchasers, it will not, during the period beginning on the date hereof and continuing to and including the Closing Date, offer, sell, contract to sell or otherwise dispose of any preferred stock of the Company or warrants to purchase preferred stock of the Company substantially similar to the Securities (other than the sale of the Securities under this Agreement).

(g)    So long as any of the Securities are outstanding, the Company will, furnish at their expense to the Initial Purchasers, and, upon request, to the holders of the Securities and prospective purchasers of the Securities the information required by Rule 144A(d)(4) under the Securities Act (if any).
(h)    The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder substantially in accordance with the description set forth in the Pricing Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds.”
(i)    The Company will not take, directly or indirectly, any action designed to or that has constituted or that reasonably could be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities.
(j)    So long as any Securities are outstanding, the Company will use their commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through DTC (or any successor depositary).
(k)    For a period of one year after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.
(l)    The Company agrees not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers of the Securities or the sale by the Initial Purchasers to the QIBs of the Securities. The Company will take reasonable precautions designed to ensure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act), of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by the Initial Purchasers), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act, including any sales pursuant to Rule 144A under, or Regulations D of, the Securities Act.
(m)    In connection with any offer or sale of the Securities, the Company will not engage, and will cause their respective affiliates and any person acting on their behalf (other than, in any case, the Initial Purchasers and any of their affiliates, as to whom the Company makes no covenant) not to engage (i) in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) or any public offering within the meaning of Section 4(a)(2) of the Securities Act in connection with any offer or sale of the Securities and/or (ii) in any directed selling effort with respect to the Securities within the meaning of Regulation S under the Securities Act, and to comply with the offering restrictions requirement of Regulation S of the Securities Act.

(n)    The Company agrees to comply in all material respects with all the terms and conditions set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for “book entry” transfer (except to the extent such terms and conditions are subsequently modified or amended by DTC).
(o)    The Company will use commercially reasonable efforts to do and perform in all material respects all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date, and to satisfy in all material respects all conditions precedent to the Initial Purchasers’ obligations hereunder to purchase the Securities.
(p)    The Company will not take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.
(q)    The Company will reserve and keep available at all times, free of preemptive rights, the Maximum Number of Underlying Securities, including any increase to the Maximum Number of Underlying Securities as a result of the Company’s receipt of the requisite approval by the holders of the Common Stock to increase the “Share Cap” (as defined in the Certificate) to the “Adjusted Share Cap” (as defined in the Certificate) (the “Shareholder Approval”).
(r)    The Company will use all reasonable efforts to maintain the listing of the Maximum Number of Underlying Securities, including any increase to the Maximum Number of Underlying Securities as a result of the Company’s receipt of the Shareholder Approval, on the New York Stock Exchange for so long as the Securities are outstanding.
6.    Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company agrees, to pay all expenses, costs, fees and taxes incident to and in connection with: (a) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (including the fees, disbursements and expenses of the Company’s accountants and counsel, but not, however, legal fees and expenses of the Initial Purchasers’ counsel incurred in connection therewith); (b) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, all Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith and with the Exempt Resales (but not, however, legal fees and expenses of the Initial Purchasers’ counsel incurred in connection with any of the foregoing other than reasonable and invoiced fees of such counsel plus reasonable and invoiced disbursements incurred in connection with the preparation, printing and delivery of such Blue Sky memoranda, which fees shall not exceed $15,000); (c) the issuance and delivery by the Company of the Securities and any taxes payable by the Company in connection therewith; (d) the qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states and any foreign jurisdictions as the Initial Purchasers may designate (including, without limitation, the reasonable and documented fees and disbursements of the Initial Purchasers’ counsel relating to such registration or qualification, or obtaining exemptions from qualification or registration (which shall not exceed $25,000)); (e) the furnishing of such copies of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales; (f) the preparation of certificates for the Securities (including, without limitation, printing and engraving thereof); (g) the approval of the Securities by DTC for “book-entry” transfer; (h) the rating of the Securities; (i) the obligations of the transfer agent, any agent of the transfer agent and the counsel for the transfer agent in connection with the Securities; (j) the performance by the Company of its other obligations under this Agreement; (k) all reasonable and documented travel expenses (including expenses related to chartered aircraft if agreed by the Company in advance) of each Initial Purchaser and any other reasonable and documented expenses of each Initial Purchaser in connection with attending or hosting meetings with prospective purchasers of the Securities, and reasonable and documented expenses of each Initial Purchaser associated with any electronic road show; and (l) all travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Securities, and all expenses of the Company associated with any electronic road show. For the avoidance of doubt, nothing in this Section 6 shall require the Company to pay any fees or disbursements of counsel to the Initial Purchasers, other than those fees and disbursements described in clauses (b) and (d) above.

7.    Conditions to Initial Purchasers’ Obligations. The Company acknowledges and agrees that the respective obligations of the Initial Purchasers hereunder on the Closing Date, are subject to the accuracy, when made and on and as of the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:
(a)    All corporate or limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Certificate, the Securities, the Pricing Disclosure Package and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
(b)    Lewis, Rice & Fingersh, L.C. shall have furnished to the Initial Purchasers its written opinion and negative assurance, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form of Exhibit A hereto.
(c)    [Reserved].
(d)    The Initial Purchasers shall have received from Latham & Watkins LLP, counsel for the Initial Purchasers, such opinion or opinions and negative assurance letter, dated the Closing Date, with respect to the issuance and sale of the Securities, the Pricing Disclosure Package, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as such counsel reasonably requests for the purpose of enabling them to pass upon such matters.

(e)    At the time of execution of this Agreement, the Initial Purchasers shall have received from PricewaterhouseCoopers LLP a letter with respect to the Company, in form and substance reasonably satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are an independent registered public accounting firm with respect to the Company within the applicable rules and regulations adopted by the SEC and the PCAOB (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three calendar days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with the offering of securities.
(f)    With respect to the letter of PricewaterhouseCoopers LLP referred to in the preceding paragraph and delivered to the Initial Purchasers concurrently with the execution of this Agreement (the “initial letter”), PricewaterhouseCoopers LLP shall have furnished to the Initial Purchasers a “bring-down letter” with respect to the Company, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are an independent registered public accounting firm with respect to the Company within the applicable rules and regulations adopted by the SEC and PCAOB, (ii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each of the Pricing Disclosure Package or the Offering Memorandum, as of a date not more than three calendar days prior to the date of the Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter, and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.
(g)    (i) None of the Company or its subsidiaries shall have sustained, since the date of the latest audited financial statements included in the Pricing Disclosure Package and the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (ii) except as described in the Pricing Disclosure Package and the Offering Memorandum (exclusive of any amendments or supplements thereto), since such date, there shall not have been any change in the capital stock or long-term debt of any of the Company or its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, shareholders’ equity, properties, management, business or prospects of the Company and its subsidiaries, taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the good faith judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the offering, sale or the delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Offering Memorandum.

(h)    The Company shall have furnished or caused to be furnished to the Initial Purchasers dated as of the Closing Date a certificate of the Chief Executive Officer and Chief Financial Officer of each of the Company or other officers satisfactory to the Initial Purchasers (in the name and on behalf of the Company and not in individual capacities):
(i)    Confirming that the representations, warranties and agreements of the Company in Section 2 are true and correct in all material respects on and as of the Closing Date, (or, in the case of representations, warranties and agreements that are qualified by materiality or Material Adverse Effect, confirming that such representations, warranties and agreements are true and correct on and as of the Closing Date);
(ii)    Confirming that they have examined the Pricing Disclosure Package and the Offering Memorandum, and, in their opinion, the Pricing Disclosure Package, as of the Applicable Time, and the Offering Memorandum, as of its date and as of the Closing Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and
(iii)    To the effect of Section 7(g) (provided that no representation with respect to the judgment of the Representatives need be made) and Section 7(i);
(i)    Subsequent to the earlier of the Applicable Time and the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company or any of the securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as that term is used by the SEC in Section 15E under the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s securities.
(j)    The Securities shall be eligible for clearance and settlement through DTC.
(k)    The Certificate shall have been filed with the Missouri Secretary of State.
(l)    Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the SEC, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), or there shall have occurred any calamity or crisis as to make it, in the good faith judgment of the Representatives, impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum or that, in the good faith judgment of the Representatives, could materially and adversely affect the financial markets or the markets for the Securities and other securities.

(m)    The “lock‑up” agreements, each substantially in the form of Exhibit B hereto, between you and certain officers and directors of the Company relating to sales and certain other dispositions of shares of common stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.
(n)    The Company shall have furnished to the Initial Purchasers on the date hereof and on the Closing Date, a certificate, dated as of date hereof or the Closing Date, as applicable, of the Chief Financial Officer of the Company, in the name and on behalf of the Company and not in his individual capacity, with respect to (i) the EBITDA of the branded and private label cereal, granola and snacks business of Hearthside Food Solutions for the period from October 1, 2012 through May 27, 2013, (ii) the EBITDA of Premier Nutrition Corporation for the period from October 1, 2012 through August 31, 2013, (iii) the financial data of Dakota Growers Pasta Company, Inc., Golden Boy Foods Ltd. and Dymatize Enterprises LLC, in each case set forth in the Preliminary Offering Memorandum or the Offering Memorandum, as applicable and (iv) a reconciliation of earnings before income taxes to Adjusted EBITDA for each of Dakota Growers Pasta Company, Inc., Golden Boy Foods Ltd., Dymatize Enterprises, LLC, the Hearthside Business and the Premier Business, in each case set forth in the Preliminary Offering Memorandum or the Offering Memorandum, as applicable.
(o)    On or prior to the Closing Date, the Company shall have furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers may reasonably request.
(p)    The Maximum Number of Underlying Securities as of the date the Securities are initially issued shall have been approved for listing, subject to notice of issuance, on the New York Stock Exchange, and evidence thereof shall have been provided to the Initial Purchasers.
(q)    The Common Stock shall continue to be listed on The New York Stock Exchange as of the Closing Date and the shares of Common Stock into which the Securities are convertible, shall be approved for listing on The New York Stock Exchange as of the Closing Date, subject to official notice of issuance.
The several obligations of the Initial Purchasers to purchase Additional Securities hereunder are subject to the delivery to you on the applicable Option Closing Date of the items listed in subsections (b), (c), (d), (e) and (f) of this Section 7 and such other documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Securities to be sold on such Option Closing Date and other matters related to the issuance of such Additional Securities.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.
8.    Indemnification and Contribution.
(a)    The Company hereby agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”), or (C) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities and approved in advance by the Company, including any preliminary version of the Preliminary Offering Memorandum or other marketing materials used in connection with the marketing of the Securities prior to the announcement of the offering of the Securities (“Marketing Materials”), including any road show or investor presentations made to investors by the Company (whether in person or electronically), or (ii) the omission or alleged omission to state in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser and each such affiliate, director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum, the Pricing Disclosure Package, the Offering Memorandum, or in any such amendment or supplement thereto, or in any Free Writing Offering Document, Blue Sky Application or Marketing Materials, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any Initial Purchaser or to any affiliate, director, officer, employee or controlling person of that Initial Purchaser.

(b)    Each Initial Purchaser, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, its officers, employees, directors, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky Application, or (C) in any Marketing Materials, or (ii) the omission or alleged omission to state in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Representatives by or on behalf of that Initial Purchaser specifically for inclusion therein, which information is limited to the information set forth in Section 8(e). The foregoing indemnity agreement is in addition to any liability that any Initial Purchaser may otherwise have to the Company or any such director, officer, employee or controlling person.
(c)    Promptly after receipt by an indemnified party under paragraph (a) or (b) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under paragraph (a) or (b) above, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure and; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under paragraph (a) or (b) above. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable and costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ counsel to represent jointly the Initial Purchasers and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company under this Section 8, if (i) the Company and the Initial Purchasers shall have so mutually agreed; (ii) the Company has failed within a reasonable time to retain counsel reasonably satisfactory to the Initial Purchasers; (iii) the Initial Purchasers and their respective affiliates, directors, officers, employees and controlling persons shall have reasonably concluded, based on the advice of counsel, that there may be legal defenses available to them that are different from or in addition to those available to the Company; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Initial Purchasers or their respective affiliates, directors, officers, employees or controlling persons, on the one hand, and the Company, on the other hand, and representation of both sets of parties by the same counsel would present a conflict due to actual or potential differing interests between them, and in any such event the reasonable and documented fees and expenses of such separate counsel shall be paid by the Company. In no event shall the indemnifying parties be liable for the reasonable fees and expenses of more than one counsel (together with one local counsel in each jurisdiction) at any time for all indemnified parties in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances; provided that if the use of such counsel chosen to represent all indemnified parties would present such counsel with a conflict of interest, each indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party and the indemnifying party shall be liable for the reasonable and documented fees and expenses of such counsel. No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
(d)    If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b) in respect of any loss, claim, damage or liability, or any action in respect thereof referred to therein, for which such indemnification would otherwise be available pursuant to its terms, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand, and the Initial Purchasers on the other, from the offering of the Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand, and the Initial Purchasers, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Securities under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the discount received by it exceeds the amount of any damages that such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective purchase obligations and not joint.

(e)    The Initial Purchasers severally confirm and the Company acknowledges and agree that the statements with respect to the offering of the Securities by the Initial Purchasers set forth under the caption “Plan of Distribution—Over-allotment, Stabilizing Transactions and Covering Transactions” in the Pricing Disclosure Package and the Offering Memorandum are correct and constitute the only information concerning such Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Offering Memorandum, the Pricing Disclosure Package, the Offering Memorandum or in any amendment or supplement thereto, any Blue Sky Application or any Marketing Materials.
9.    Default of Initial Purchasers. If any Initial Purchaser or Initial Purchasers default in their obligations to purchase the Securities hereunder and the aggregate number of shares of the Securities that such defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase does not exceed 10% of the total number of shares of the Securities, the Representatives may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Initial Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Initial Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities that such defaulting Initial Purchasers agreed but failed to purchase. If any Initial Purchaser or Initial Purchasers so default and the aggregate number of shares of the Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of the Securities and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser or the Company, except as provided in Section 14. As used in this Agreement, the term “Initial Purchaser” includes any person substituted for an Initial Purchaser under this Section. Nothing herein will relieve a defaulting Initial Purchaser from liability for its default.

10.    Termination. The Company acknowledges and agrees that the obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Securities by the Initial Purchasers if, prior to that time, any of the events described in Sections 7(g), (i) or (l) shall have occurred or if the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement.
11.    Reimbursement of Initial Purchasers’ Expenses. If (a) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (b) the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement (other than the failure of the condition set forth in Section 7(l) of this Agreement to be satisfied (other than a halt in trading of the securities of the Company)), the Company shall reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including reasonable and documented fees and disbursements of counsel for the Initial Purchasers) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase and sale of the Securities, and upon demand the Company shall pay the full amount thereof to the Initial Purchasers. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Initial Purchasers, the Company shall not be obligated to reimburse any defaulting Initial Purchaser on account of those expenses.
12.    Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:
(a)    if to any Initial Purchaser, shall be delivered or sent by hand delivery, mail, telex, overnight courier or facsimile transmission to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: (646) 834-8133) and Goldman, Sachs & Co., 200 West Street, New York, New York 10282-2198, Attention: Registration Department with a copy to Latham & Watkins LLP, Attention: Ian D. Schuman (Fax: 212-751-4864); provided, however, that any notice to an Initial Purchaser pursuant to Section 8(c) shall be delivered or sent by hand delivery, mail, facsimile or electronic transmission to such Initial Purchaser.
(b)    if to the Company, shall be delivered or sent by mail, telex, overnight courier or facsimile transmission to Post Holdings, Inc., 2503 S. Hanley Road, St. Louis, MO 63144, Attention: Diedre Gray (Fax: 314-646-3367), with a copy to Lewis, Rice & Fingersh, L.C., 600 Washington, Suite 2500, St. Louis, MO 63101, Attention: Tom Zook (Fax: 314-612-7671). Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by the Representatives.

13.    Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and its successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Agreement shall also be deemed to be for the benefit of the other indemnified persons referred to in Section 8(a) and 8(b) and their respective successors and assigns. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
14.    Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.
15.    Definition of the Terms “Business Day”, “Affiliate”, and “Subsidiary”. For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.
16.    Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties hereto agree that any suit or proceeding arising in respect of this Agreement will be tried exclusively in the U.S. District Court of the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the parties hereto agree to submit to the jurisdiction of, and to venue in, such courts.
17.    Waiver of Jury Trial. The Company and each of the Initial Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
18.    No Fiduciary Duty. The Company acknowledges and agrees that in connection with this offering, or any other services the Initial Purchasers may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchasers: (a) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Initial Purchasers on the other, exists; (b) the Initial Purchasers are not acting as advisors, expert or otherwise, to the Company including, without limitation, with respect to the determination of the price of the Securities, and such relationship between the Company and the Initial Purchasers, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Initial Purchasers may have to the Company shall be limited to those duties and obligations specifically stated herein; (d) the Initial Purchasers and their respective affiliates may have interests that differ from those of the Company; and (e) the Company has consulted their own legal and financial advisors to the extent they deemed appropriate. The Company hereby waives any claims that the Company may have against the Initial Purchasers with respect to any breach of fiduciary duty in connection with the Securities.

19.    Patriot Act. In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L, 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their clients, which may include the name and address of their clients, as well as other information that will allow the Initial Purchasers to properly identify their clients.
20.    Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.
21.    Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
[Signature Page Follows]

If the foregoing correctly sets forth the agreement among the Company and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

Post Holdings, Inc.

By:	/s/ Robert V. Vitale
Name: Robert V. Vitale
Title: Chief Financial Officer

Purchase Agreement

Accepted:

BARCLAYS CAPITAL INC. GOLDMAN, SACHS & CO. as representatives of the Initial Purchasers

By BARCLAYS CAPITAL INC., as Authorized Representative

By:	/s/ Adam Taetle
Name: Adam Taetle
Title: Managing Director

By GOLDMAN, SACHS & CO., as Authorized Representative

By:	/s/ Daniel Young
Name: Daniel Young
Title: Managing Director

Purchase Agreement

SCHEDULE I

Initial Purchasers	Number of Firm Securities Acquired
Barclays Capital Inc...	810,000
Goldman, Sachs & Co	810,000
Credit Suisse Securities (USA) LLC	450,000
Wells Fargo Securities, LLC	450,000
BMO Capital Markets Corp.	120,000
J.P. Morgan Securities LLC	120,000
Nomura Securities International, Inc.	120,000
SunTrust Robinson Humphrey, Inc.	120,000
Total	3,000,000

SCHEDULE II

Post Holdings, Inc.

PRICING TERM SHEET

Purchase Agreement

SCHEDULE III

A.	None.

B.	Investor Presentation, dated December 9, 2013 (including to the extent presented in electronic form)

Purchase Agreement

SCHEDULE IV
Subsidiaries

Post Foods, LLC
Post Foods Canada Inc.
Attune Foods, LLC
Premier Nutrition Corporation
Premier Protein, Inc.

Purchase Agreement

Exhibit A
Form of Opinion of Lewis, Rice & Fingersh, L.C.
See attached.

OPINION OF COUNSEL FOR THE COMPANY
The opinion of the counsel for the Company, to be delivered pursuant to Section 7(b) of the Purchase Agreement shall be to the effect that:
1.The Company has been duly incorporated under the general corporation law of the State of Missouri. Post US and Attune have been duly formed under the LLCA. PNC has been duly incorporated under the DGCL. Based solely on a certificates of good standing for the Company from the Secretary of State of the State of Missouri dated December 16, 2013, and certificates of good standing for each of the Delaware Subsidiaries from the Secretary of State of the State of Delaware dated December 16, 2013, respectively, (i) the Company is validly existing as a corporation and in good standing under the laws of the State of Missouri, (ii) each of Post US and Attune is validly existing as a limited liability company and in good standing under the laws of the State of Delaware and (iii) PNC is validly existing as a corporation and in good standing under the laws of the State of Delaware. Each of the Company and the Delaware Subsidiaries has all requisite corporate or limited liability company power to own, lease and operate its material properties and assets and conduct its business in all material respects as described in the Pricing Disclosure Package and the Offering Memorandum. Based solely on good standing certificates, dated the dates set forth on Exhibit A attached hereto, from the Secretaries of State of the applicable jurisdictions set forth on Exhibit A, the Company and the Delaware Subsidiaries is duly qualified to transact business and is in good standing as a foreign corporation or limited liability company in the jurisdictions set forth on Exhibit A.
2.The execution and delivery of the Company of the Purchase Agreement and the consummation of its obligations thereunder are within the Company’s corporate power and authority. The Purchase Agreement has been duly authorized, executed and delivered by the Company.
3.The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Pricing Disclosure Package and the Offering Memorandum.
4.The shares of common stock outstanding on the Closing Date have been duly authorized and are validly issued, fully paid and non-assessable.
5.The Certificate of Designation creating the Securities has been duly filed with the Secretary of State of Missouri.
6.The Securities have been duly authorized and, when issued and delivered in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid, non-assessable, and not subject to any preemptive or similar rights.
7.The Maximum Number of Underlying Securities issuable upon conversion of the Securities as of the date hereof has been duly authorized and reserved, and, when issued upon conversion of the Securities in accordance with the terms of the Securities, any Underlying Securities will be validly issued, fully paid, non-assessable and not subject to any preemptive or similar rights.

8.The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Purchase Agreement, the issue and sale of the Securities, and the issuance and delivery of the Underlying Securities upon conversion of the Securities (assuming such Underlying Securities were issued and delivered upon conversion of the Securities on the date hereof), do not result in:
(a)     a violation by the Company of the Amended and Restated Articles of Incorporation, as amended, or bylaws, as amended to date, of the Company, or
(b)     a violation by the Company of any provision of applicable federal or Missouri state statute or regulation that we, based on our experience, recognize as applicable to the Company in a transaction of this type.
The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Purchase Agreement, the issue and sale of the Securities, and the issuance and delivery of the Underlying Securities upon conversion of the Securities (assuming such Underlying Securities were issued and delivered upon conversion of the Securities on the date hereof) do not result in a breach or default by the Company pursuant to any agreement, contract or instrument listed in Exhibit B hereto to which the Company is a party or by which it is bound.
9.No consent, approval, authorization or other action by any federal or Missouri governmental authority or regulatory body pursuant to any federal or Missouri statute that we, based on our experience, recognize as applicable to the Company in a transaction of this type, is required for the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Purchase Agreement, the issue and sale of the Securities, and the issuance and delivery of the Underlying Securities upon conversion of the Securities (assuming such Underlying Securities were issued and delivered upon conversion of the Securities on the date hereof), except for such consents, approvals, authorizations, or other actions as may be (a) required pursuant to federal and state securities laws or blue sky laws, or the rules of the Financial Industry Regulatory Authority, as to which we express no opinion or (b) have been obtained or made prior to the date hereof.
10.The Company is not, and immediately after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Pricing Disclosure Package and the Offering Memorandum will not be, an “investment company” or an entity “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.
11.The statements relating to legal matters, documents or proceedings included in the Pricing Disclosure Package and the Final Offering Memorandum under the captions “Description of the Convertible Preferred Stock” and “Description of Capital Stock” insofar as such statements purport to constitute summaries of the legal matters, documents or proceedings referred to therein, accurately summarize such matters, documents or proceedings in all material respects.

12.The statements in each of the Pricing Disclosure Package and the Offering Memorandum under the caption “Material U.S. Federal Income Tax Considerations,” insofar as such statements constitute a summary of the United States federal tax laws referred to therein, accurately summarize in all material respects the United States federal tax laws referred to therein.
13.Based upon the representations, warranties and agreements of the Company in the Purchase Agreement and of the Initial Purchasers in the Purchase Agreement, and the due performance by, and compliance with, the Company and the Initial Purchasers of their respective covenants and agreements as set forth in the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchasers to register the Securities under the Securities Act of 1933, it being understood that no opinion is expressed as to any subsequent resale of any Security or Underlying Security.
During the preparation of the Pricing Disclosure Package and the Offering Memorandum, we have participated in conferences with officers and other representatives of the Company and its subsidiaries, representatives of the independent accountants for the Company and you and your representatives and counsel, at which conferences the contents of the Pricing Disclosure Package and the Offering Memorandum and related matters were discussed, reviewed and revised. Although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of such contents (except to the extent specified in the foregoing opinions 11 and 12), and have not made any independent investigation or verification thereof, on the basis of the information which was developed in the course thereof, considered in light of our understanding of applicable law and the experience we have gained through our practice thereunder, this is to advise you that nothing has come to our attention which causes us to believe that, the Pricing Disclosure Package as of the date of the Purchase Agreement (except as to the financial statements and related notes and the other financial and accounting information, data and supporting schedules included therein or omitted therefrom, as to which we express no belief) or the Offering Memorandum as of the date of the Purchase Agreement or as of the date hereof (except as to the financial statements and related notes and the other financial and accounting information, data and supporting schedules included therein or omitted therefrom, as to which we express no belief) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, we express no view as to the conveyance of the Pricing Disclosure Package or the information contained therein to investors.

Exhibit B
Form of Lock-Up Agreement
December [__], 2013

BARCLAYS CAPITAL INC.
745 Seventh Avenue
New York, New York 10019

GOLDMAN, SACHS & CO.
200 West Street,
New York, New York 10282-2198

Ladies and Gentlemen:
The undersigned understands that Barclays Capital Inc. and Goldman, Sachs & Co. (the “Representatives”) propose to enter into a Purchase Agreement (the “Purchase Agreement”) with Post Holdings, Inc., a Missouri corporation (the “Company”), providing for the offering (the “Offering”) by the several Initial Purchasers, including the Representatives (the “Initial Purchasers”), of shares (the “Shares”) of the Series C Cumulative Perpetual Convertible Preferred Stock, $0.01 par value, Liquidation Preference, $100 per Share, of the Company (the “Securities”). The Securities will be convertible into shares of the Common Stock, $.01 par value, of the Company (the “Common Stock”). Capitalized terms used herein but not defined shall have the meanings given to them in the Purchase Agreement.
To induce the Initial Purchasers that may participate in the Offering to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Barclays Capital Inc. and Goldman, Sachs & Co. on behalf of the Initial Purchasers, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final offering memorandum (the “Restricted Period”) relating to the Offering (the “Final Memorandum”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Common Stock, including the Securities or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to, (a) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift or through the laws of succession, (b) distributions of shares of Common Stock or any security convertible into Common Stock to limited partners or stockholders of the undersigned, (c) transfers of shares of Common Stock or any security convertible into Common Stock to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that any such transfer shall not involve a disposition for value; provided further that in the case of any transfer or distribution pursuant to clause (a), (b), or (c), (A) each donee, distributee, or transferee shall sign and deliver a lock‑up letter substantially in the form of this letter and (B) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Restricted Period, (d) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that (A) such plan does not provide for the transfer of Common Stock during the Restricted Period and (B) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Restricted Period, (e) purchases of shares of Common Stock or any security convertible into Common Stock pursuant to any option or warrant, provided that, except with respect to shares of Common

Stock or any security convertible into Common Stock sold to pay the exercise price or exercise costs or to satisfy tax obligations, the purchaser shall sign and deliver a lock‑up letter substantially in the form of this letter, (f) surrenders of shares of Common Stock or any security convertible into Common Stock to the Company in payment of the exercise price of any options to purchase Common Stock or any security convertible into Common Stock, or withholdings in respect of tax obligations of shares of Common Stock or any security convertible into Common Stock which was issuable upon such exercise, (g) sales or dispositions of shares of Common Stock solely for the purpose of sufficiently covering tax obligations which arise from the exercise or vesting of stock options or restricted stock units, (h) pledges of shares of Common Stock or any security convertible into Common Stock in connection with a bona fide loan transaction in which the pledgee acknowledges in writing the undersigned’s obligations hereunder, provided that (A) such pledge does not permit the pledgee, directly or indirectly, to make any transfer during the Restricted Period and (B) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Restricted Period, (i) transfers of shares of Common Stock or any security convertible into Common Stock acquired in open market transactions by the undersigned after the completion of the Offering contemplated by the Purchase Agreement, provided that no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Restricted Period, or (j) tenders involving the acquisition of a majority of the Company’s Common Stock or a majority the of the Company’s securities convertible into Common Stock. In addition, the undersigned agrees that, without the prior written consent of Barclays Capital Inc. and Goldman, Sachs & Co. on behalf of the Initial Purchasers, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, including the Securities. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

For purposes of this agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, the undersigned now has, and, except as contemplated by clauses (a) through (j) above, for the duration of this agreement will have, good and marketable title to the undersigned’s shares of Common Stock or any security convertible into Common Stock, free and clear of all liens, encumbrances, and claims whatsoever.
The undersigned understands that the Company and the Initial Purchasers are relying upon this agreement in proceeding toward consummation of the Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.
Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to a Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchasers. Notwithstanding anything herein to the contrary, if the pricing of the Offering has not occurred prior to December 20, 2013, this agreement shall be of no further force or effect.

Very truly yours,
(Name)
(Address)